SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

SPROTT FUNDS TRUST

(Name of Registrant as Specified in Its Charter)

Not Applicable

(Name of Person (s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:
_______________________________________________________________________________

2)	Aggregate number of securities to which transaction applies:
_______________________________________________________________________________

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
_______________________________________________________________________________

4)	Proposed maximum aggregate value of transaction:
_______________________________________________________________________________

5)	Total fee paid:
_______________________________________________________________________________

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:
_______________________________________________________________________________

2)	Form, Schedule or Registration Statement No.:
_______________________________________________________________________________

3)	Filing Party:
_______________________________________________________________________________

4)	Date Filed:

_______________________________________________________________________________

Special URNM Proxy Vote: Your Assistance Requested

Thank you for subscribing to URNMETF.com. If you are a shareholder of URNM and we would like to ask for your help to complete the shareholder proxy vote that must be completed in order to reorganize the fund into the Sprott Uranium Miners ETF.

More than 50% of votes must be reached in order to move forward. To date we are at approximately 30% with over 95% of votes in favor.

The Special Meeting of Shareholders that was scheduled to take place on February 23, 2022 has been adjourned to March 23, 2022 due to a lack of shareholder participation.

Please contact our proxy solicitor, AST, as soon as possible at

1-800-949-2583 Monday through Friday between the hours of 9:00am and 10:00pm Eastern Time. INTERNATIONAL CALLERS, please use 1-646-787-3500.

Your vote is very important, and we appreciate your investment. Thank you and have a good day.

Importantly, if you can't find your control number another mailing will arrive soon with the details.

Hello X

Thank you for subscribing to URNMETF.com. If you are a shareholder of URNM and we would like to ask for your help to complete the shareholder proxy vote that must be completed in order to reorganize the fund into the Sprott Uranium Miners ETF.

More than 50% of votes must be reached in order to move forward. To date we are at approximately 30% with over 95% of votes in favor.

The Special Meeting of Shareholders that was scheduled to take place on February 23, 2022 has been adjourned to March 23, 2022 due to a lack of shareholder participation.

Please contact our proxy solicitor, AST, as soon as possible at 1-800-949-2583 Monday through Friday between the hours of 9:00am and 10:00pm Eastern Time. INTERNATIONAL CALLERS, please use 1-646-787-3500.

Your vote is very important, and we appreciate your investment. Thank you and have a good day.

Importantly, if you can't find your control number another mailing will arrive soon with the details.

North Shore Global Uranium Mining ETF

Adjournment Answering Machine Script

Hello.

This is Tim Rotolo, founder and CEO of North Shore Indices, the Index provider for URNM, with an important message for shareholders of URNM.

The Special Meeting of Shareholders that was scheduled to take place on February 23, 2022 has been adjourned to March 23, 2022 due to a lack of shareholder participation.

All shareholders are being asked to consider and vote on an important matter. As of today, your vote has not been registered. We need your help.

Please contact our proxy solicitor as soon as possible at 1-800-949-2583 Monday through Friday between the hours of 9:00am and 10:00pm Eastern Time. INTERNATIONAL CALLERS, please use 1-646-787-3500.

Your vote is very important, and we appreciate your investment. Thank you and have a good day.